SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2002

AMERICAN INDEPENDENCE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-05270	11-1817252

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485 Madison Avenue—14th Floor New York, New York, 10022

(Address of principal executive offices including zip code)

(212) 355-4141

(Registrant’s telephone number, including area code)

SoftNet Systems, Inc.
650 Townsend Street, Suite 225, San Francisco, California 94103

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
Item 8. Change in Fiscal Year.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 2. Acquisition or Disposition of Assets.

         On November 14, 2002, American Independence Corp. (formerly SoftNet Systems, Inc.) and Independence Holding Company closed a transaction whereby American Independence Corp. purchased all of the outstanding shares of capital stock of Independence American Holdings Corp. (formerly First Standard Holdings Corp.) from an affiliate of Independence Holding Company for $31.92 million in cash. American Independence Corp. also sought and received stockholder approval to change its name from SoftNet Systems, Inc. to “American Independence Corp.” This name change became effective on November 14, 2002. American Independence Corp. began trading under the ticker symbol “AMIC” on the NASDAQ National Market on November 15, 2002. In connection with the acquisition of Independence American Holdings Corp., American Independence Corp. and Independence Holding Company entered into a services agreement whereby Independence Holding Company agreed to render to American Independence Corp. certain management and administrative services. The stock purchase agreement and the services agreement are set forth in Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated in this Report as if fully set forth herein. The full text of the press release announcing these transactions is set forth in Exhibit 99.1 hereto and is incorporated in this Report as if fully set forth herein.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

         The Company has not included the required financial statement of Independence American Holdings Corp. at the time of the filing of this Report. The required financial statements will be filed by amendment to this Report no later than 60 days after November 27, 2002.

(b)	Pro Forma Financial Information.

         The Company has not included the required pro forma financial information pertaining to the acquisition of Independence American Holdings Corp. at the time of the filing of this Report. The required pro forma financial information will be filed by amendment to this Report no later than 60 days after November 27, 2002.

(c)	Exhibits.

         The following exhibits are filed with this Report:

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of July 30, 2002, between SoftNet Systems, Inc., SSH Corporation and Independence Holding Company incorporated herein by reference to the corresponding exhibit to the Current Report on Form 8-K, filed July 31, 2002.

10.2	Services Agreement, dated as of November 15, 2002, by and between American Independence Corp. and Independence Holding Company.

99.1	Press Release dated November 14, 2002.

Item 8. Change in Fiscal Year.

         On November 15, 2002, American Independence Corp. changed its fiscal year end to December 31st of each calendar year. The transition period will be reported on a Form 10-Q.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INDEPENDENCE CORP.

	By:	/s/ George L. Hernandez
		Name: Title:	George L. Hernandez Acting Chief Operating Officer; Vice President, Finance and Administration; and Secretary

Dated: November 27, 2002

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of July 30, 2002, between SoftNet Systems, Inc., SSH Corporation and Independence Holding Company, incorporated herein by reference to the corresponding exhibit to the Current Report on Form 8-K, filed July 31, 2002.

10.2	Services Agreement, dated as of November 15, 2002, by and between American Independence Corp. and Independence Holding Company.

99.1	Text of Press Release, dated November 14, 2002.